Employee Benefit Plan, Statement of Net Asset Available for Benefit (Statement) - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Asset [Abstract]
Investments, at fair value	$ 11,554,903	$ 10,145,026
Receivables
Employer contributions	22,473	18,768
EBP, Note Receivable from Participant	106,785	100,347
Total receivables	129,258	119,115
Net assets available for plan benefits per the financial statements	$ 11,684,160	$ 10,264,141